Debt	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Debt

Note 11. Debt

Loan Facilities

On November 30, 2020, the Company entered into a loan agreement (the SRED Financing) to raise funds against the Company’s present and after acquired personal property. On February 5, 2021, March 5, 2021 and September 17, 2021, the Company raised additional funds from the second, third and fourth draws under the SRED financing of $274,715 (CDN$350,000), $274,715 (CDN$350,000) and $745,655 (CDN$950,000) respectively, totaling year to date gross proceeds of $1,295,085 (CDN$1,650,000) net of financing fees of $32,770 (CDN$41,750). Each borrowing carried an interest rate of 1.6% per month, compounded monthly (20.98%). The SRED financing was sanctioned against the Company’s SRED tax credit refund.

The first, second and third draws, including interest of $136,900 (CDN$174,417), were repaid through proceeds from the Company’s tax credit refund of $1,093,230 (CDN$1,392,831) received in August 2021, and the balance of $184,558 (CDN$ 235,132) was paid from the fourth draw. The remaining loan balance, including interest, of $816,964 (CDN$1,044,177) was repaid on December 16, 2021.

Interest expense of approximately $3.0 million for the year ended December 31, 2021 consisted of i) approximately $2.1 million of amortization of debt discount, ii) approximately $0.7 million of interest expense on convertible debt, which was outstanding and retired in 2021, and iii) approximately $0.2 million of interest expense on the SRED financing.